PROSPECTUS | February 1, 2024

Cantor Select Portfolios Trust

Fund	Institutional Class Ticker	Class A Ticker	Class R6 Ticker	Class F Ticker
Cantor Fitzgerald Equity Dividend Plus Fund (formerly the Cantor FBP Equity & Dividend Plus Fund)	FBPEX	FBPGX	-	-
Cantor Fitzgerald Large Cap Focused Fund (formerly the Cantor Growth Equity Fund)	FICHX	FICGX	FICIX	-
Cantor Fitzgerald International Equity Fund	CFIKX	CFIOX	CFITX	CFIJX

This prospectus contains information about the Funds that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference.

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Page

Summary
Additional Information about the Fund’s Investment Objective, Principal Investment Strategies, and Risks	3
Investment Objective	3
Principal Investment Strategies	15
Principal Risks of Investing in the Fund	16
Temporary Defensive Positions	45
Disclosure of Portfolio Holdings	45
Management of the Fund	45
Distributor	51
Investing in the Fund	51
How to Reduce Your Sales Charge	57
Purchase and Redemption Price	59
Buying or Selling Shares Through a Financial Intermediary	60
Purchasing Shares	60
Redeeming Shares	62
Frequent Purchases and Redemptions	65
Shareholder Statements and Reports	66
Other Important Investment Information	67
Dividends, Distributions, and Taxes	67
Financial Highlights	70
Additional Information	Back Cover
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Cantor Fitzgerald Equity Dividend Plus Fund
(formerly the Cantor FBP Equity & Dividend Plus Fund)

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”) primarily seeks to provide above-average and growing income, and, secondarily, seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 55 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 58.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	none	none
Other Expenses	0.65%	0.65%	0.58%
Total Annual Fund Operating Expenses	1.55%	1.30%	1.23%
Less Fee Waiver and/or Expense Limitation[1]	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.24%	0.99%	0.92%

1. The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to note more than 1.24%, 0.99%, and 0.92% of the Fund’s average daily net assets for Class A shares, Institutional Class shares and Class R6 shares, respectively, until July 28, 2025. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$695	$982	$1,321	$2,278
Institutional Class	$102	$354	$659	$1,528
Class R6	$95	$332	$622	$1,448

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend- yielding, undervalued equity securities with capital appreciation and dividend growth potential. Above-average dividend yield means the dividend yield is 25% greater than the market as measured by the S&P 500 Index at the time of initial purchase. In identifying companies with dividend growth potential, the Advisor focuses on finding companies with secure and growing dividends. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that have announced dividend paying programs at the time such companies’ equity securities are purchased. The Fund’s equity securities primarily include common stocks, but may also include covered call options. The Fund seeks to make quarterly distributions of dividends and income to shareholders.

The Advisor seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options on a target range of between 15-30% of the Fund’s net assets. The Fund writes options only for income generation and hedging purposes and not for speculation. The aggregate value of the equity securities on which the options are written will normally not exceed 30% of the Fund’s net assets, but may increase to 50% of net assets when, in the Advisor’s opinion, such investments would be advantageous to the Fund.

While portfolio securities are generally acquired for the long-term, the Fund may sell holdings when the dividend yield falls below the Advisor’s yield objective, or the dividend outlook deteriorates such as when the fundamentals of a company’s business (i.e., earnings, cash flows or debt levels) have worsened). The Advisor may also sell holdings if the anticipated price appreciation has been achieved or if the fundamentals of the company’s business, general market conditions have changed, in the Advisor’s opinion, enough that they are no longer attractive, or when the Advisor’s selection process described above identifies alternative investments that it believes offer more attractive dividend yield and/or price appreciation.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1.5 billion or more.

Covered Call Options. When the Advisor believes that individual equity securities held by the Fund are approaching the top of the Advisor’s growth and price expectations,

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covered call options may be written (sold) against such securities and the Fund will receive a cash premium in return. The Advisor’s growth and price expectations for the equity securities held by the Fund are based on the Advisor’s analysis of factors such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record for each security. The Fund writes options only for income generation and hedging purposes and not for speculation.

Distributions. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital. Return of capital distributions are taken from the amount invested in the Fund by a shareholder, not from the Fund’s performance. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

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Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Dividend Strategy Risk. The Fund’s focus on dividend-paying stocks could cause it to underperform relative to funds that invest without consideration of a company’s track record of paying dividends. An issuer of a stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.

Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

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Distribution Risk. The Fund seeks to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Tax Risk. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

PERFORMANCE INFORMATION

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The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Cantor Fitzgerald Equity Dividend Plus Fund (the “Surviving Fund”) and the Cantor FBP Appreciation & Income Opportunities Fund (together with the Surviving Fund, the “Predecessor Funds”), each a series of Williamsburg Investment Trust in tax-free reorganizations on July 28, 2023 (the “Reorganizations”). In connection with the Reorganizations, shares of each Predecessor Fund were exchanged for Institutional Class shares of the Fund. The Surviving Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Surviving Fund shares, which are the Institutional Class shares of the Fund. Information regarding the performance information for Class A and Class R6 shares will be provided once they have been offered for one full calendar year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://equitydividendplusfund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or by visiting the Fund’s website at https://equitydividendplusfund.cantorassetmanagement.com/.

Calendar year-by-year total return (Institutional Class)

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During the periods illustrated in this bar chart, the Fund’s shares highest quarterly return was  17.93% for the quarter ended  December 31, 2020, and its lowest quarterly return was -28.92% for the quarter ended  March 31, 2020.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years or lifetime
Institutional Class Return Before Taxes	3.86%	8.85%	6.74%
Institutional Class Return After Taxes on Distributions	1.90%	7.18%	5.19%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.60%	6.83%	5.14%
Russell 1000 Value (reflects no deduction for fees, expenses, or taxes)*	11.46%	10.91%	8.40%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%

* * The Russell 1000 Value Index is the Fund's primary benchmark. Previously, the Fund's primary benchmark was the S&P 500 Index. The change in the primary benchmark was because the Fund believes the Russell 1000 Value Index is a more appropriate index against which to compare the Fund’s performance because the components of the Russell 1000 Value Index better align with the Fund's portfolio.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

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Portfolio manager	Title	Start date on the Fund
John T. Bruce, CFA	Lead Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	Since Inception
David J. Marshall, CFA	Co-Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	2011
Norman D. Darden III, CFA	Co-Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	2011
J. Scott Morrell, CFA	Co-Portfolio Manager of Cantor Fitzgerald Investment Advisors, L.P.	2011

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Equity Dividend Plus Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual

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retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Cantor Fitzgerald Large Cap Focused Fund

(formerly the Cantor Growth Equity Fund)

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Large Cap Focused Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 55 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 58.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	none	none
Other Expenses	0.40%	0.34%	0.27%
Total Annual Fund Operating Expenses	1.30%	0.99%	0.92%
Fee Waivers/Reimbursements[1]	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.17%	0.86%	0.79%

1. The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and 0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively, until January 31, 2025. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
Class A	$688	$939	$1,223	$2,031
Institutional Class	$88	$289	$522	$1,190
Class R6	$81	$267	$484	$1,109

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2023, the Fund’s (defined in “Performance Information” below) portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large cap equity securities. The Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), considers large cap equity securities to be those of issuers with a capitalization of at least $10 billion. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Fund’s Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.

Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates. The Fund will generally invest primarily in US companies.

Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80 - 100 eligible companies that the Sub-Advisor

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believes have a high probability of earnings growth that exceeds investor expectations. The analysis includes an evaluation of changes in earnings expectations for the company and evaluation of earnings quality. The Sub-Advisor then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

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Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector Risk. The risk that the value of securities in a particular sector (such as information technology) will decline because of changing expectations for the performance of that sector.

Small to Medium Company Size Risk. The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

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Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Class A performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds (the “First Predecessor Fund”) in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, (the “Predecessor Fund”), (the “Second Predecessor Fund”) together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on September 16, 2022 (the “Reorganization”). In connection with First Predecessor Fund acquisition, shares of the First Predecessor Fund’s Class A shares, Advisor Class shares, and Institutional Class shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares, respectively, of the Second Predecessor Fund. In connection with Second Predecessor Fund acquisition, shares of the Second Predecessor Fund’s Class A shares, Institutional Class shares, and Class R6 shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and

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restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Funds shares.

Performance information for periods prior to September 16, 2022 does not reflect the Fund’s current Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://largecapfocusedfund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6837) or by visiting the Fund’s website at https://largecapfocusedfund.cantorassetmanagement.com/.

Calendar year-by-year total return (Class A)

 During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.42% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.28% for the quarter ended June 30, 2022.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years or lifetime
Class A return before taxes	21.22%	15.09%	11.95%
Class A return after taxes on distributions	20.45%	10.98%	8.96%
Class A return after taxes on distributions and sale of Fund shares	13.11%	11.66%	9.23%
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Institutional Class return before taxes (lifetime: 4/1/13–12/31/23)	29.19%	16.81%	12.99%
Class R6 return before taxes (lifetime: 4/1/13–12/31/23)	29.07%	16.87%	13.05%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)*	26.29%	15.69%	12.03%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%

*The Standard & Poor’s 500 Index replaced the Russell 1000 Growth Index as the Fund’s primary benchmark as the sub-adviser considers the Standard & Poor’s 500 Index a better measure of the broad equity market.

Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global. All rights reserved.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title with Sub-Advisor	Start date on the Fund
Stephen S. Smith, CFA	Chief Executive Officer and Chair of Investment Committee	Since Inception
John D. Brim, CFA	Chief Investment Officer	Since Inception
Eivind Olsen, CFA	Portfolio Manager	Since Inception

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PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Large Cap Focused Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Cantor Fitzgerald International Equity Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald International Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 55 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 58.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6	Class F
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6	Class F
Management Fees	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	none	none	none
Other Expenses[1]	1.40%	1.40%	1.31%	1.20%
Total Annual Fund Operating Expenses	2.44%	2.19%	2.10%	1.99%
Fee Waivers/ Reimbursements[2]	(1.20%)	(1.20%)	(1.20%)	(1.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.24%	0.99%	0.90%	0.79%

1. Other Expenses are estimated for the current fiscal year.

2 The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24%, 0.99%, 0.90% and 0.79% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, Class R6 shares, and Class F shares, respectively, until January 31, 2026. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Year	3 Years
Class A	$694	$1068
Institutional Class	$101	$446
Class R6	$92	$418
Class F	$81	$384

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this prospectus, the Fund has no reportable portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 equity and equity-related securities (common stock, ADRs, and GDRs) of large and midcap companies that the Fund’s sub-advisor, Smith Group Asset Management, LLC (the “Sub-Advisor”), believes offers the best potential for unexpected earnings growth. Under normal circumstances, the Fund will primarily invest its net assets in equity and equity-related securities of companies located in at least ten countries outside the U.S., including in emerging market countries.

The Sub-Advisor believes that companies that can sustainably grow earnings (as more fully described below) faster than expected should outperform over the long run. The Sub-Advisor believes that the most attractive earnings a company can generate are (1) above investor expectations over an extended time period, (2) supported by strong earnings quality (as more fully described below), and (3) not yet recognized by investors and, thus, reasonably valued.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality, reasonably valued companies that it believes have the ability to exceed investor expectations for earnings growth.

The starting selection universe for the Fund is generally the MSCI All-Country World Index ex-United States. The Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, earnings quality factors, valuation metrics, and liquidity to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth (with a goal of identifying companies likely to grow at a faster than expected rate for at least the next two years), which the Sub-Advisor believes will allow for a company to experience an extended period of earnings growth in

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excess of market expectations. In assessing a company’s earnings quality, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital.

Stocks that pass the initial screens are then ranked using a proprietary methodology to produce a list of approximately 100 candidates that the Sub-Advisor believes have a high probability of achieving earnings growth above the expectations of analysts of the equity markets. The analysis includes an evaluation of changes in earnings expectations, an evaluation of earnings quality, and an evaluation of the reasonableness of the current valuation.

The Sub-Advisor then performs traditional fundamental analysis of the companies ranked highly by the Sub-Advisor’s proprietary methodology described above to verify the attractiveness of the company, including understanding sources and catalysts for growth, competitive positioning, and financial strength.

The Sub-Advisor uses the bottom-up selection process described above to identify the most attractive candidates for inclusion in the portfolio. The Sub-Adviser seeks to control risk for the Fund by forming a portfolio that generally does not maintain a significant bias (generally defined as plus or minus 10% relative to the Fund’s benchmark, the MSCI All-Country World Index ex-United States) for or against a particular geographic region or economic sector relative to its benchmark. As of June 30, 2023, the benchmark, and, therefore, the Fund is more heavily weighted in the financial, information technology, industrials, and consumer discretionary sectors. The Fund is primarily concerned with selecting outperforming stocks rather than outperforming regions/sectors. In addition to controlling region and sector exposure, the Sub-Advisor also seeks to limit overall market risk for the Fund, by generally remaining within a target range of variance on beta relative to beta for the benchmark. Beta is a measure of a stock's historical volatility in comparison with that of a market index. Stocks with a beta above 1 tend to be more volatile than their index, while stocks with lower betas tend to be less volatile.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a deterioration in the company’s potential for unexpected growth, a deterioration in earnings quality, a valuation that is no longer compelling, or a corporate action such as a buyout.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation

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or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign Securities Risk. Foreign securities have investment risks different from those associated with domestic securities. The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be

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affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Emerging Markets Risk. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, there may be greater market manipulation, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector Risk. The risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector.

•	Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions
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engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

•	Information Technology. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

•	Industrials. The industrials sector is subject the adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

•	Consumer Discretionary. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends, and marketing campaigns.

Medium Company Size Risk. The risk that investments in medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate, may not attract sufficient assets to operate efficiently.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these

28

events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6837). Interim information on the Fund’s results can be obtained by visiting the Fund’s website at https://InternationalEquityFund.cantorassetmanagement.com.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
Stephanie C. Jones, CPA	Lead Portfolio Manager for the Fund Director, Non-US Equities of the Sub-Advisor	Since Inception
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John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	Since Inception

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. For Class F shares, there is generally a $10,000,000 minimum initial investment and no subsequent investment minimum, and certain additional eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald International Equity Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS

Information about the investment objective and principal investment strategy for each of the Cantor Fitzgerald Equity Dividend Plus Fund (the “Equity Dividend Plus Fund”), Cantor Fitzgerald Large Cap Focused Fund (the “Large Cap Focused Fund”), and the Cantor Fitzgerald International Equity Fund (the “International Equity Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.

EQUITY DIVIDEND PLUS FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide above-average and growing income while also achieving long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Advisor uses fundamental analysis to select portfolio securities, consisting primarily of above-average dividend yielding, undervalued securities with capital appreciation and dividend growth potential. The Advisor will also sell covered call options on a portion of the Fund’s equity securities to generate additional cash flow.

The Advisor will focus on a number of objectives to achieve the Fund’s overall investment objectives. Under normal market conditions, the Advisor will attempt to:

•	Build the Fund’s portfolio with above-average dividend yielding stocks, defined as a dividend yield 25% greater than the market as measured by the S&P 500® Index at the time of initial purchase.
•	Enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options generally in a range of between 15-30% of the Fund’s net assets.
•	Select portfolio securities that have a history of paying dividends with the likelihood of future dividend increases.
•	Manage risk or attempt to lower volatility by diversifying the portfolio across major economic sectors.
•	Generate portfolio appreciation by acquiring equities that in the Advisor’s opinion are undervalued relative to the market and the company’s historical valuations.

The Investment Process the Advisor uses to select the portfolio securities begins with a screening process, then valuation analysis and business analysis, and, finally, portfolio construction. Therefore, the Advisor attempts to:

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•	Narrow a large universe of companies with market capitalizations greater than $1.5 billion to identify stocks with current yields 25% greater than the S&P 500.
•	Identify companies with attractive valuations based on analysis of each company’s historical, absolute and/or relative valuation, based upon price-to-sales, price-to-book value, price-to-cash flow, price-to- earnings and dividend yield.
•	Fundamentally analyze each business, reviewing items such as the business outlook, competitive position, profitability, free cash flow, balance sheet, dividend history, payout ratio and corporate governance.
•	Construct a well-diversified portfolio of approximately 50 companies with above-average yield, attractive valuation and fundamentals, dividend growth potential, and allocated across variety of major economic sectors.

Sell Strategy. While portfolio securities are generally acquired for the long term, they may be sold when the Advisor believes that:

•	the anticipated price appreciation has been achieved;
•	the anticipated price appreciation is no longer probable;
•	the dividend yield falls below the Advisor’s yield objective;
•	the dividend outlook deteriorates;
•	the fundamentals of a company’s business or general market conditions have changed, in the Advisor’s opinion, enough that they are no longer attractive; or
•	alternate investments offer superior prospects.

Covered Call Options. When the Advisor believes that individual equity securities held by the Fund are approaching the top of the Advisor’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a cash premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 35% of the Fund’s net assets, but may increase to 50% of net assets when, in the Advisor’s opinion, such investments would be advantageous to the Fund.

Distributions. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital. Return of capital distributions are taken from the amount invested in the Fund by a shareholder, not from the Fund’s performance. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

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The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

LARGE CAP FOCUSED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in large cap equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, the Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The

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process incorporates the following considerations: changes in earnings expectations and financial and earnings quality analysis.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct a portfolio of approximately 35-45 common stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by the Sub-Advisor’s screening process. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 equity and equity-related securities (common stock, ADRs, and GDRs) of large and midcap companies that the Fund’s sub-advisor, Smith Group Asset Management, LLC (the “Sub-Advisor”), believes offers the best potential for unexpected earnings growth. Under normal circumstances, the Fund will primarily invest its net assets in equity and equity-related securities of companies located in at least ten countries outside the U.S., including in emerging market countries.

The Sub-Advisor believes that companies that can sustainably grow earnings faster than expected (with a goal of identifying companies likely to grow at a faster than expected rate for at least the next two years) should outperform over the long run. The Sub-Advisor

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believes that the most attractive earnings a company can generate are (1) above investor expectations over an extended time period, (2) supported by strong earnings quality as more fully described below, and (3) not yet recognized by investors and, thus, reasonably valued.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality, reasonably valued companies that it believes have the ability to exceed investor expectations for earnings growth.

The starting selection universe for the Fund is the MSCI All-Country World Index ex-United States. The Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, earnings quality factors, valuation metrics, and liquidity to narrow the candidate universe.

Stocks that pass the initial screens are then ranked using a proprietary methodology to produce a list of approximately 100 candidates that the Sub-Advisor believes have a high probability of achieving above expected earnings growth. The analysis includes an evaluation of changes in the growth outlook for a company, an evaluation of earnings quality, and an evaluation of the reasonableness of the current valuation. In assessing the changes in a company’s growth outlook, the Sub-Advisor generally reviews the movements in analysts’ projected growth for the company across several income statement metrics and time periods. In assessing a company’s earnings quality, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. In assessing the reasonableness of a company’s valuation, the Sub-Advisor compares the current valuation of the company to other companies within its sector and other companies in its geographic region.

The Sub-Advisor then performs traditional fundamental analysis of the companies ranked highly by the Sub-Advisor’s proprietary methodology described above to confirm the attractiveness of the company. In confirming the attractiveness of the company’s growth outlook, the Sub-Advisor looks to understand the sources and catalysts for earnings growth and the company’s competitive position. As part of this evaluation the Sub-Advisor typically examines company regulatory filings, investor presentations, competitor information, and industry trends. In confirming the attractiveness of a company’s earnings quality, the Sub-Advisor analyzes the integrated financial statements of the company (income statement, balance sheet, and cash flow statement) to determine the credibility and sustainability of the company’s potential for unexpected growth. In confirming the reasonableness of the company’s valuation, the Sub-Advisor considers valuation relative to historical averages, valuation relative to direct peers and valuation relative to the current point in the economic cycle.

The Sub-Advisor uses the bottom-up selection process described above to identify the most attractive candidates for inclusion in the portfolio. The Sub-Adviser seeks to control risk for the Fund by forming a portfolio that generally does not maintain a significant bias

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(generally defined as plus or minus 10% relative to the Fund’s benchmark, the MSCI All-Country World Index ex-United States) for or against a particular geographic region or economic sector relative to its benchmark. As of June 30, 2023, the benchmark is more heavily weighted in the financial, information technology, industrials, and consumer discretionary sectors.. The Fund is primarily concerned with selecting outperforming stocks rather than outperforming regions/sectors. In addition to controlling region and sector exposure, the Sub-Advisor also seeks to limit overall market risk for the Fund, by generally remaining within a target range of variance on beta relative to beta for the benchmark. Beta is a measure of a stock's historical or projected volatility in comparison with that of a market index. Stocks with a beta above 1 tend to be more volatile than their index, while stocks with lower betas tend to be less volatile.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a deterioration in the company’s potential for unexpected growth, a deterioration in earnings quality, a valuation that is no longer compelling, or a corporate action such as a buyout.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

MORE INFORMATION ABOUT RISKS OF INVESTING IN THE FUNDS

The loss of your money is a principal risk of investing in a Fund. Investments in a Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective. Generally, a Fund will be subject to the following risks:

Risk	Equity Dividend Plus Fund	Large Cap Focused Fund	International Equity Fund
Active Management and Selection Risk.	✓	✓	✓
Covered Call Option Risk	✓
Cybersecurity Risk.	✓	✓	✓
Distribution Risk.	✓
Dividend Strategy Risk.	✓
Equity Securities Risk.	✓	✓	✓
Foreign Securities Risk.			✓
Growth Stock Risk.		✓	✓
Investment Risk.	✓	✓	✓
Large Company Risk.	✓
Limited History of Operations.			✓
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Risk	Equity Dividend Plus Fund	Large Cap Focused Fund	International Equity Fund
Limited Number of Securities Risk.		✓	✓
Liquidity Risk.		✓	✓
Market Risk.	✓	✓	✓
Medium Company Size Risk.			✓
Mid-Cap Company Risk.	✓
Sector Risk.		✓	✓
Small to Medium Company Size Risk.		✓
Tax Risk.	✓

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

Cybersecurity Risk. As part of its business, the Advisor and Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Distribution Risk. The Fund seeks to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend Strategy Risk. Stocks of companies with a history or paying dividends may not participate in a broad market advance to the same degree as most other stocks

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and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates and the price of such securities may fall if there is an increase in interest rates. At times, the Fund may not be able to identity dividend-paying stocks that are attractive investments. The income received by the Fund will fluctuate due to the amount of dividends that companies elect to pay.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. COVID-19 has also caused production cutbacks for many companies, created a supply/demand imbalance and resulted in higher inflation.

Foreign Securities Risk. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with significant investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this

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country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Investment Risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

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Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate, may not attract sufficient assets to operate efficiently.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Medium Company Size Risk. The risk that investments in medium-sized companies may be more volatile than those of larger companies.

Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

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Sector risk. The risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector.

•	Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they
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can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

•	Information Technology. Technology companies, including information technology, software, and technology hardware and equipment companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.

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•	Industrials. The industrials sector is subject the adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

•	Consumer Discretionary. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Small to Medium Company Size Risk. The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Tax Risk. The Fund’s quarterly distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

NON-PRINCIPAL RISKS

In addition to the principal risks described above, the Equity Dividend Plus Fund has the following non-principal risks:

Convertible Bonds. The Fund may invest in convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality. The value of convertible bonds will fluctuate based on a variety of factors, including general bond market conditions, interest rates, the maturity of the security, the

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creditworthiness of an issuer and the liquidity of the security.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Foreign Investments. ADRs are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic or market instability, unfavorable government action in their local jurisdictions, or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Funds’ foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights with respect to the deposited securities are not passed through to the holders.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions.

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Money Market Instruments. When the Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. A low interest rate environment may prevent money market instruments from keeping pace with inflation.

Preferred Stock Risk. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness.

Transition from LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, holding of certain of the Fund’s underlying investments may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as

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“SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes temporary defensive positions, a Fund may not be able to achieve their investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in each Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

Investment Advisor. The Funds’ investment advisor is Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022. The Advisor was established and became registered in 2010 as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. The Advisor serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the Cantor Select Portfolios Trust (the “Trust”), the Advisor manages the investment portfolio and business affairs of the Funds.

Advisor Compensation.

For the Equity Dividend Plus Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion. During the fiscal year ended September 30, 2023, the Equity Dividend Plus Fund paid investment advisory fees (after fee waivers) equal to 42% of the Equity Dividend Plus Fund’s average daily net assets.

For the Large Cap Focused Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion.

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For the fiscal year ended September 30, 2023 the Large Cap Focused Fund paid investment advisory fees (after fee waivers) equal to 0.49% of the Large Cap Focused Fund’s average daily net assets.

For the International Equity Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.79%.

Expense Limitation Agreement. In the interest of limiting expenses of a Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time.

Fund	Expense Cap	Expiration
Equity Dividend Plus Fund	1.24% Class A 0.99% Institutional Class 0.92% Class R6	July 28, 2025
Large Cap Focused Fund	1.17% Class A 0.86% Institutional Class 0.79% Class R6	January 31, 2025
International Equity Fund	1.24% Class A 0.99% Institutional Class 0.90% Class R 0.79% Class F	January 31, 2026

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Sub-Advisor. The Large Cap Focused Fund and International Equity Fund’s sub-advisor is Smith Group Asset Management, LLC, (the “Sub-Advisor”) located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. The Sub-Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to a sub-advisory agreement with the Advisor, the Sub-Advisor provides a Fund with a

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program of continuous supervision of a Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Advisor is also responsible for the selection of broker-dealers through which a Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees.

Fund	Sub-Advisor	Sub-Advisor Address
Large Cap Focused Fund	Smith Group Asset Management, LLC	100 Crescent Court, Suite 1150, Dallas, TX 75201
International Equity Fund	Smith Group Asset Management, LLC	100 Crescent Court, Suite 1150, Dallas, TX 75201

Sub-Adviser Compensation.

For the Large Cap Focused Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.20%. For the fiscal year ended September 30, 2023 the Advisor paid the Sub-Advisor investment sub-advisory fees equal to 0.20% of the Large Cap Focused Fund’s average daily net assets.

For the International Equity Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%.

Disclosure Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement. A discussion regarding the Board’s basis for the approval of each investment advisory agreement and sub-advisory agreement, as applicable, will be provided to shareholders as noted in the following table:

Fund Name	Shareholder Report
Equity Dividend Plus Fund	Annual Report
Large Cap Focused Fund	Annual Report
International Equity Fund	Semi-Annual Report

Portfolio Managers. Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.

Equity Dividend Plus Fund

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Portfolio Managers. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio. The Fund’s lead portfolio manager is John T. Bruce, CFA, who has served in that capacity since the Fund’s inception in 1993. Other members of the investment team that manage the Fund are David J. Marshall, CFA, Norman D. Darden III, CFA, and J. Scott Morrell, CFA, who have each served as Co-Portfolio Managers since 2011.

John T. Bruce, CFA has been a Senior Managing Director of the Advisor since 2021. He founded Flippin, Bruce & Porter, Inc., the Fund’s previous adviser in 1985, and served as President and a principal of the firm until June 2021.

David J. Marshall, CFA has been a Senior Managing Director of the Advisor since 2021. Previously, he was with Flippin, Bruce & Porter, Inc. where he was a Portfolio Manager/Analyst and a part of the investment team since 1994.

Norman D. Darden III, CFA has been a Senior Managing Director of the Advisor since 2021. Previously, he was with Flippin, Bruce & Porter, Inc. where he was a Portfolio Manager/Analyst and a part of the investment team since 1999.

J. Scott Morrell, CFA has been a Managing Director of the Advisor since 2021. Previously, he was with Flippin, Bruce & Porter, Inc. where he was a Portfolio Manager/Analyst and a part of the investment team since 1995.

Large Cap Focused Fund

The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Stephen S. Smith, CFA Chief Executive Officer, Chair of Investment Committee. Stephen S. Smith founded Smith Group Asset Management in 1995 and serves as the company's chief executive officer and chair of investment committee. Previously, he held a number of senior investment positions at Bank of America until he departed in 1995 to found Smith Group. He joined Wachovia Bank as a computer systems analyst in the mid-1970s and transitioned to the bank's investment management division in order to help design and implement a portfolio management system. Smith left Wachovia and joined what is now known as Bank of America in 1983. He began his career in the late 1960s as an engineer with the National Aeronautics and Space Administration (NASA) in the lunar landing program. Smith has an engineering degree and an MBA, both from the University of Alabama. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Group Asset Management in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor's degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

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Eivind Olsen, CFA Portfolio Manager. Eivind Olsen joined Smith Group Asset Management in May 2008 and is a member of the portfolio management team. Prior to joining Smith Group, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor's degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

International Equity Fund

The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined the Sub-Advisor in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor's degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Stephanie C. Jones, CPA Director, Non-US Equities. Mrs. Jones joined the Sub-Advisor in February 2010 and is a member of the portfolio management team. Prior to joining the firm, she was an Equity Analyst for Cimarron Asset Management, LLC from 2006-2010. From 2001 to 2006, she was a Principal for Mercer Human Resource Consulting. Previously, she held positions at Halliburton Co., where she was part of the corporate financial and SEC reporting group, and Price Waterhouse, LLP, where she worked as an auditor. Mrs. Jones graduated with a BBA in Accounting from Texas A&M University, and has an MBA with a concentration in Finance from Southern Methodist University. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants (AICPA).

International Equity Fund Prior Performance of Similar Accounts

The Sub-Advisor is also responsible for managing separate accounts for clients, including accounts invested using a substantially similar strategy as the International Equity Fund (the “International Composite”). The International Equity Fund has substantially the same investment objective, policies, and strategies as the International Composite.

The information for the International Composite, which includes all substantially similar accounts, is provided to show the past performance of those accounts as measured against the specified benchmark and index. The performance of the International Composite does not represent the historical performance of the International Equity Fund, and should not be considered indicative of future performance of the International Composite or the International Equity Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of

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securities, and the timing of purchases and sales, among other things. In addition, the International Composite is not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the International Composite during the periods shown. Performance of the International Equity Fund for future periods will definitely vary, and some months and some quarters may result in negative performance; indeed, some future years may have negative performance.

The Sub-Advisor provided the information shown below and calculated the performance information. The International Composite’s returns shown include realized and unrealized gains plus income, including accrued income. These returns have been adjusted to reflect the estimated expenses of the shares of the International Equity Fund, including 12b-1 fees, in place of the fees charged for the International Composite. The performance is shown net of estimated operating expenses of each share class for the first year of operations of the International Equity Fund. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the International Composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The International Composite was valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

International Composite

Average Annual Total Returns

For the periods ended December 31, 2023

International Composite(1)	1 Year	5 Years	10 Years	Since Inception(2)
Assuming Class A Net Expenses and Load	8.85%	6.29%	4.58%	8.15%
Assuming Class A Net Expenses	14.83%	7.45%	5.23%	8.61%
Assuming Institutional Class Net Expenses	15.11%	7.72%	5.49%	8.88%
Assuming Class R6 Net Expenses	15.22%	7.81%	5.59%	8.98%
Assuming Class F Net Expenses	15.34%	7.93%	5.70%	9.10%
MSCI All-Country World ex-U.S. Index (3)	15.60%	7.07%	3.83%	5.97%

(1)       As of December 31, 2023, the International Composite is comprised of 2 accounts totaling $10.3 million. The International Composite demonstrates the performance of qualified and non-qualified assets invested in international equity strategies substantially similar to the Fund and managed by the Sub-Advisor since inception.

(2)       The inception date for the International Composite is October 1, 2011.

(3)       The MSCI All-Country World ex-U.S. Index is an unmanaged basket of stocks. Unlike a mutual fund, it also does not reflect any trading costs or management fees. You cannot invest directly in an index.

The following additional information is based upon the International Composite assuming Institutional Class net expenses, which are lower than the expenses of other share classes

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of the International Equity Fund. If the expenses of other share classes had been used, returns would be lower.

Year-To-Year Returns

International Composite

Years ended December 31*

	2011(1)	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
International Composite	9.60%	20.90%	25.43%	1.45%	4.48%	2.07%	38.09%	-21.22%	19.61%	7.93%	21.38%	-19.61%	15.11%
MSCI All-Country World ex-U.S. Index	3.72%	16.84%	15.29%	3.87%	-5.66%	4.50%	27.20%	-14.19%	21.50%	10.66%	7.82%	-16.01%	15.60%

 (1) For the period October 1, 2011 to December 31, 2011.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), is the principal underwriter and distributor of each of the Funds’ shares on a best-efforts basis, subject to various conditions, and serves as each of the Funds’ exclusive agent for the distribution of a Fund shares. The Distributor may sell each of the Funds’ shares to or through qualified securities dealers or others.

Each of the Funds have adopted a plan of distribution (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. Pursuant to the Distribution Plan, a Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as marketing and other activities reasonably intended to result in sales of Class A shares of the Funds, and/or (ii) pay compensation for providing account maintenance services to the Class A shares of the Funds, including arranging for certain dealers or brokers, administrators, and others to provide them services.

The Distribution Plan provides that each of the Funds may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. These payments are commonly referred to as “12b-1 fees.” Because the 12b-1 fees are paid out of each of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

INVESTING IN THE FUND(S)

Choosing a Share Class. Through this prospectus, each of the Funds offers multiple different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs. You

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should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A Shares

•	A 5.75% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	No contingent deferred sales charge on shares redeemed.
•	Generally, $1,000 minimum for initial investment and $100 minimum for subsequent investments. For IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans, $250 minimum for initial investment and $25 minimum for subsequent investments. For Coverdell Education Savings Accounts, $500 minimum for initial investment and $25 minimum for subsequent investments.
•	If you invest $50,000 or more your front-end sales charge will be reduced.
•	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
•	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class.

Institutional Class Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
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•	No contingent deferred sales charge on shares redeemed.
•	No minimum initial investment (except for shares purchased through an automatic investment plan).
•	Institutional Class shares are available for purchase only by the following:
o	retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;
o	tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;
o	a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;
o	registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);
o	current and former officers, Trustees, and employees of the Trust, the Advisor, any of the Advisor's current affiliates and any affiliates that may in the future be created;
o	programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;
o	through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or
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o	private investment vehicles, including, but not limited to, foundations and endowments.
•	A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6 Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	No minimum initial investment (except for shares purchased through an automatic investment plan).
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
•	Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.
•	Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.
•	In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.
•	Class R6 shares may not be available through certain financial intermediaries.

Class F (International Equity Fund only)

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•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	Generally, $10,000,000 minimum for initial investment and no minimum for subsequent investments. There is no minimum investment for investors who were limited partners of Smith Group Equity Opportunities Fund, LP as of November 13, 2023.
•	A shareholder transacting in Class F shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

When you purchase shares of a Fund, you must choose a share class.

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information. Further information is available free of charge by calling the Funds at 1-833-764-2266.

Exchange Privilege. You may use proceeds from the redemption of shares of any series of the Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

CLASS A SHARES

Sales Charges. The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges

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do not apply to shares purchased through dividend reinvestment. The sales charges described below, which may be waived in the Advisor’s discretion, apply to your purchases of Class A shares of the Fund.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

Dealer compensation

The financial intermediary who sells you shares of a Fund may be eligible to receive the following amounts as compensation for your investment in a Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission

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includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus for detailed information and eligibility requirements. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Fund holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of the Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in a Fund over a 13-month period to qualify for reduced front-end sales charges.

Upon your request, you can combine your holdings or purchases of Class A shares of a Fund with the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Reinvestment of redeemed shares

Up to 12 months after you redeem Class A shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

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Buying Class A shares at net asset value

Class A shares of a Fund may be purchased with a reduced sales load under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•	Shares purchased under the Fund’s dividend reinvestment plan and the 12-month reinvestment privilege.
•	Shareholders of another Cantor Fund exchanging Class A shares of such Cantor Fund for Class A shares of the Fund.
•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Fund.
•	Purchases by certain officers, trustees, and key employees of institutional clients of the Advisor or any of its affiliates.
•	Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.
•	Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.
•	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.
•	Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.
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•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.
•	Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.
•	For the Large Cap Focused Fund, also in the Advisor’s discretion for shareholders of series of the Predecessor Trust

PURCHASE AND REDEMPTION PRICE

Determining a Funds Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by a Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. A Fund’s NAV per share of a Fund is calculated by dividing the value of a Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of a Fund is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith in accordance with a Fund’s policies and procedures established by the Board. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. A Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of a Fund’s investment. Such

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events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted fora Fund.

BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY

Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE closes will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Purchasing Shares

You may purchase shares of a Fund on any day on which the NYSE is open for trading. Purchases can be made from a Fund by mail, facsimile, telephone, or bank wire. Each Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of a Fund. Such orders will be deemed to have been received by a Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Fund, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each of the Funds reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

Regular Mail Orders. Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other

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reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and its administrator and transfer agent. Each Fund will charge a $35 fee and may redeem shares of a Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with a check made payable to the applicable Fund, to:

Regular Mail Address	Overnight Mail Address
Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Cantor Funds 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

The application must contain your social security number or taxpayer identification number. If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before adding funds by bank wire, please call the Fund at 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($25 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Share Certificates. A Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept

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and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Redeeming Shares

You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares for up to 7 days while the Fund determines whether the purchase payment will be honored. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Funds shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Funds may also suspend redemptions, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Funds’ disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

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Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Regular Mail Address	Overnight Mail Address
Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Cantor Funds 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

Regular mail redemption requests should include the following:

(1)	Your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered
(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)       Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Telephone and Bank Wire Redemptions. Unless you decline the telephonic transaction privileges on your account application, you may redeem shares of a Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. A Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The confirmation instructions must include the following:

(1)	Name of Fund and share class;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($1,000 minimum) or ACH ($25 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm

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may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-833-764-2266. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with a Fund. Telephone redemption privileges authorize a Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by a Fund to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. A Fund will not be liable for any losses due to fraudulent or unauthorized instructions. A Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns Fund shares of a particular class valued at $5,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $25). Each month or quarter, as specified, a Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of Fund or paid in cash. Call or write a Fund for an application form.

Minimum Account Size. For Class A shares, the Trustees reserve the right to redeem involuntarily any account having a value of less than $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, due to redemptions, or transfers, and not due to market action, upon 30-days’ prior written notice to the shareholder. For Institutional Class, Class R6, and Class F (International Equity Fund only) shares of a Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $1,000 or $500, as applicable, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind. Each of the Funds does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of a Fund. The securities will be chosen by each of the Funds, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when

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these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of a Funda who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election.

Signature Guarantees. To protect your account and a Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration or redemption request.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of a Fund. These risks may include, among other things, dilution in the value of shares of a Funda held by long-term shareholders, interference with the efficient management by the Advisor of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of a Fund. Each of the Funds does not accommodate Frequent Trading. Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Funds’ refusal of further purchase orders from such investor. A Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of a Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same

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taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

The Advisor may waive this policy when it determines that shareholder action is not detrimental to a Fund or reflects a genuine financial need of the shareholder. Otherwise, the Advisor intends to apply this policy uniformly, except that a Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Funds shares without the identity of the underlying shareholder being immediately known to the Funds. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that a Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to allow further purchase orders from such investor account.

Shareholder statements and reports

To keep you informed about your investments, each Fund will send you various account statements and reports, including:

•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Fund, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.

With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please

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contact us at 1-833-764-2266 or visit https://equitydividendplusfund.cantorassetmanagement.com/; https://largecapfocusedfund.cantorassetmanagement.com/; or https://InternationalEquityFund.cantorassetmanagement.com to sign up for eDelivery.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s Statement of Additional Information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Distributions from the Fund’s net investments income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Fund that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations.

Dividends received by the Fund from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.

The Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

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As with all mutual funds, the Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to back-up withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Fund is required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Equity Dividend Plus Fund Only

The Equity Dividend Plus Fund seeks to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Equity Dividend Plus Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Equity Dividend Plus Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Equity Dividend Plus Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Equity Dividend Plus Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Equity Dividend Plus Fund and, over time, increase the Equity Dividend Plus Fund’s expense ratio. The distribution policy also may cause the Equity Dividend Plus Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Equity Dividend Plus Fund shares.

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The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Equity Dividend Plus Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Equity Dividend Plus Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Equity Dividend Plus Fund would be required to provide written disclosure to that effect. Please refer to the Equity Dividend Plus Fund’s most recent Section 19(a) notice, available at https://equitydividendplusfund.cantorassetmanagement.com/, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Equity Dividend Plus Fund is net profit.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Existing Equity Dividend Plus Fund. Current practice of the Existing Funds, subject to the discretion of management, is to declare and pay income dividends during the last week of each calendar quarter, on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

The Board reserves the right to change the quarterly distribution policy from time to time.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The Equity Dividend Plus Fund is a continuation of its Predecessor Funds and, the financial information includes results of the Surviving Fund. The Large Cap Focused Fund is a continuation of its Predecessor Funds and, therefore, the financial information includes results of the Predecessor Funds.

The information for the Equity Dividend Plus Fund for the periods shown were audited by Cohen & Company, Ltd., an independent registered public accounting firm. The report of Cohen & Company, Ltd., along with the Surviving Fund’s financial statements, is included in the Predecessor Funds’ annual report to shareholders for the fiscal year ended March 31, 2023.

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The information for the Large Cap Focused Fund for the fiscal years ended September 30, 2020 and September 30, 2021 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The information for the Large Cap Focused Fund for the fiscal years ending prior to September 30, 2020 were audited by another independent registered public accounting firm. The information for the Large Cap Focused Fund for the fiscal year ended September 30, 2022 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Large Cap Focused Fund’s financial statements, are incorporated by reference into the Statement of Additional Information and are included in the annual report, which are available, free of charge, upon request from the Funds.

Because the Fund commenced operations on or following the date of this Prospectus, no Financial Highlights are shown.

Cantor Fitzgerald Equity Dividend Plus Fund

(fka Cantor FBP Equity & Dividend Plus Fund)

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS
Class A

Selected Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended September 30, 2023[(a)]
Net asset value, beginning of period	$ 26.14
Income (loss) from investment operations:	
Net investment income[(b)]	0.26
Net realized and unrealized gains (losses) on investments and written option contracts[(c)]	(1.90)
Total from investment operations	(1.64)
Less distributions from:	
Net investment income	(0.17)
Total distributions	(0.17)
Net asset value at end of period	24.33
Total return[(d)(e)]	(6.27)%
Net assets at end of period	$ 94
Ratio of total expenses to average net assets[(f)]	1.55%
Ratio of net expenses to average net assets[(f)(g)]	1.24%
Ratio of net investment income to average net assets[(f)(g)]	3.31%
Portfolio turnover rate[(e)(h)]	21%

(a) Cantor FBP Equity & Dividend Plus Fund Class A commenced on July 31, 2023.

(b) Calculated using average shares outstanding.

(c) Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d) Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e) Not annualized.

(f) Annualized.

(g) Ratios were determined after advisory fee waivers/reductions by the Advisor.

(h) Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

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Cantor Fitzgerald Equity Dividend Plus Fund

(fka Cantor FBP Equity & Dividend Plus Fund)

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Cantor Fitzgerald Large Cap Focused Fund

(fka Cantor Growth Equity Fund)

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Cantor Fitzgerald Large Cap Focused Fund

(fka Cantor Growth Equity Fund)

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Cantor Fitzgerald Large Cap Focused Fund

(fka Cantor Growth Equity Fund)

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BROKER-DEFINED SALES CHARGE WAIVER POLICIES

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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ADDITIONAL INFORMATION

Cantor Select Portfolios Trust

More information about each of the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. More information about each of the Fund’s investments is available in the annual and semi-annual reports to shareholders. The annual reports include discussions of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Each of the Fund’s Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below, and upon request by contacting a Fund (you may also request other information about a Fund or make shareholder inquiries) as follows:

By telephone:	1-833-764-2266

By mail:	Regular Mail Address	Overnight Mail Address
	Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Cantor Funds 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

On the Internet:	https://equitydividendplusfund.cantorassetmanagement.com/ https://largecapfocusedfund.cantorassetmanagement.com/https://InternationalEquityFund.cantorassetmanagement.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-2377

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